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                                                                       EXECUTION

                                                                   Exhibit 10.10

                         AMENDMENT TO SECURITY DOCUMENTS

          This AMENDMENT TO SECURITY DOCUMENTS (this "AMENDMENT") is dated as of May 10, 2002 and entered into by and among FairPoint Communications Solutions Corp. ("COMPANY"), each of the other Assignors party to the Security Agreement referred to below, each of the other pledgors ("PLEDGORS") party to the Pledge Agreement referred to below, and Wachovia Bank, National Association, formerly known as First Union National Bank, as Collateral Agent under each of the Security Documents (as defined below) and as Pledgee under such Pledge Agreement (in such capacities, "COLLATERAL AGENT") for the benefit of the Secured Creditors (as defined in each of the Security Documents), and is made with reference to that certain (i) Amended and Restated Security Agreement dated as of October 20, 1999, as amended and restated as of March 27, 2000, and as further amended and restated as of November 9, 2000 (as so amended and restated and as otherwise amended, restated, supplemented or modified from time to time to the date hereof, the "SECURITY AGREEMENT"), by and among Company, such Assignors and Collateral Agent and (ii) Amended and Restated Pledge Agreement dated as of October 20, 1999, as amended and restated as of March 27, 2000, and as further amended and restated as of November 9, 2000 (as so amended and restated and as otherwise amended, restated, supplemented or modified from time to time after the date hereof, the "PLEDGE AGREEMENT"), by and among Company, such Pledgors and Collateral Agent. The Security Agreement and the Pledge Agreement are sometimes referred to herein collectively as the "SECURITY DOCUMENTS." Unless otherwise indicated, capitalized terms used herein without definition shall have the same meanings herein as set forth in the Security Agreement.

                                    RECITALS

          WHEREAS, the parties to each of the Security Agreement and the Pledge Agreement desire to amend the Security Agreement and the Pledge Agreement, respectively, to conform certain provisions contained in the Security Agreement and the Pledge Agreement to Revised Article 9 of the Uniform Commercial Code as in effect in the State of New York as of the date hereof;

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.     AMENDMENTS TO SECURITY AGREEMENT

1.1  AMENDMENT TO SECTION 1.1: GRANT OF SECURITY INTEREST

          Section 1.1(a) of the Security Agreement is hereby amended by deleting in its entirety the language immediately preceding the semi-colon contained therein and substituting the following therefor:

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               "As security for the prompt and complete payment and performance when

          due of all of its Obligations, each Assignor does hereby assign and transfer unto the Collateral Agent, and does hereby pledge and grant to the Collateral Agent for the benefit of the Secured Creditors, a continuing security interest of first priority in and to all of the right, title and interest of such Assignor in and to all of the personal property and assets of such Assignor, whether now existing or hereafter from time to time acquired, including without limitation, the following"

1.2  AMENDMENT TO ARTICLE IX: DEFINITION

     A. Article IX of the Security Agreement is hereby amended by deleting each reference to "Uniform Commercial Code as in effect on the date hereof in the State of New York" contained therein and substituting therefor "NY UCC".

     B. Article IX of the Security Agreement is hereby further amended by adding to such Article the following definition in proper alphabetical order:

          "NY UCC" shall mean the Uniform Commercial Code, as in effect on the date hereof or as it may hereafter be amended, in the State of New York.

1.3  AMENDMENT TO SECTION 10.1: NOTICES

          Section 10.1(b) of the Security Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

          "(b)  if to the Collateral Agent, at:

                Wachovia Bank, National Association
                301 South College Street
                Charlotte, NC 28288-0537
                Attention: Kathy Harkness
                Telephone No.: (704)374-6355
                Facsimile No.: (704) 383-6249".

SECTION 2.     AMENDMENTS TO PLEDGE AGREEMENT

2.1  AMENDMENT TO SECTION 1: DEFINITIONS; ANNEXES

     Section 1 of the Pledge Agreement is hereby amended by deleting the references to "Section 9-105(1)(i)", "Section 9-115(f)" and "Section 9-306(1)" contained in the definitions of "Instrument", "Investment Property" and "Proceeds", respectively, and substituting therefor "9-102(47)", "Section 9-102(49)" and "Section 9-102(64)", respectively.

2.2  AMENDMENT TO SECTION 3.2: PROCEDURES

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     A.   Section 3.2(a)(iii) of the Pledge Agreement is hereby amended by deleting the references to "Sections 9-115(4)(a) and (b), 9-115(1)(e)" contained therein and substituting therefor "Sections 9-314 and 9-312, 9-106", respectively.

     B. Section 3.2(b)(2) of the Pledge Agreement is hereby amended by deleting the reference to "Section 9-155(4)(b)" contained therein and substituting therefore "Section 9- 312".

2.3  AMENDMENT TO SECTION 20: NOTICES, ETC.

          Section 20(ii) of the Pledge Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

          "(ii)  if to the Pledgee, at:

                 Wachovia Bank, National Association
                 301 South College Street
                 Charlotte, NC 28288-0537
                 Attention:  Kathy Harkness
                 Telephone No.: (704)383-0707
                 Facsimile No.: (704) 383-6249".

SECTION 3.     MISCELLANEOUS

     A. REFERENCE TO AND EFFECT ON THE SECURITY DOCUMENTS AND THE OTHER CREDIT DOCUMENTS.

          (i) On and after the effective date of this Amendment, each reference in the Security Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Security Agreement and each reference in the other Credit Documents to the "Security Agreement", "thereunder", "thereof" or words of like import referring to the Security Agreement shall mean and be a reference to the Security Agreement as amended hereby.

          (ii) On and after the effective date of this Amendment, each reference in the Pledge Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Pledge Agreement and each reference in the other Credit Documents to the "Pledge Agreement", "thereunder", thereof" or words of like import referring the Pledge Agreement shall mean and be a reference to the Pledge Agreement as amended hereby.

          (iii) Except as specifically amended by this Amendment, each of the Security Agreement, the Pledge Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iv) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Collateral Agent or any Secured

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     Creditor under any of the Security Agreement, the Pledge Agreement or any
     of the other Credit Documents.

     B. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     C. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     D. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by Company, each Assignor and Pledgor and Collateral Agent and receipt by Company and Collateral Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank]

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                  WACHOVIA BANK, NATIONAL
                                  ASSOCIATION, not in its capacity but solely as Collateral Agent and Pledgee

                                  By:  /s/ Katherine A. Harkness
                                     -------------------------------------------
                                     Name:  Katherine A. Harkness
                                     Title: Director


                                     FAIRPOINT COMMUNICATIONS
                                     SOLUTIONS CORP., as Assignor and Pledgor


                                     By:  /s/ Walter E. Leach, Jr.
                                        ----------------------------------------
                                        Name:  Walter E. Leach, Jr.
                                        Title: Senior Vice President

                                     Notice Address:

                                     FairPoint Communications Solutions Corp.
                                     521 E. Morehead Street, Suite 250
                                     Charlotte, NC 28202
                                     Attention: Vice President of Finance/
                                                Treasurer


                                  FAIRPOINT COMMUNICATIONS
                                  SOLUTIONS CORP. - NEW YORK, as Assignor
                                  and Pledgor


                                  By:  /s/ Walter E. Leach, Jr.
                                     -------------------------------------------
                                     Name   Walter E. Leach, jR.
                                     Title: Senior Vice President

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                                  FAIRPOINT COMMUNICATIONS
                                  SOLUTIONS CORP. - VIRGINIA, , as Assignor and Pledgor

                                  By:  /s/ Walter E. Leach, Jr.
                                     -------------------------------------------
                                     Name   Walter E. Leach, Jr.
                                     Title: Senior Vice President


                                  FAIRPOINT SOLUTIONS CAPITAL, LLC, as
                                  Assignor and Pledgor


                                  By:  /s/ Walter E. Leach, Jr.
                                     -------------------------------------------
                                     Name   Walter E. Leach, Jr.
                                     Title: Senior Vice President

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